UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03692

Morgan Stanley Variable Investment Series

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2020

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2020

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Example	6
Portfolio of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	23
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	42
Liquidity Risk Management Program	43
Trustee and Officer Information	44
Federal Tax Notice	50

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2020 (unaudited)

Dear Shareholder:

The virus-induced economic shutdown and the decline in oil prices hit credit markets with a double whammy in the first quarter of 2020, leading to historically poor performance of corporate bonds. The Bloomberg Barclays U.S. Corporate Index (the "Index") spread widened by 179 basis points (bps) to end March 2020 at 272 bps over government bonds.i The stressed liquidity conditions in the market could be seen in the flattening of the spread curve, as shorter maturity corporate bonds, which are often viewed as a cash surrogate, widened the most. The 1- to 3-year portion of the Index widened by 218 bps, versus "only" 138 bps for long-maturity corporate bonds in the first quarter.i BBB-rated bonds underperformed their higher-rated counterparts, as worries about ratings downgrades to high yield credit swept the market.

Markets enjoyed a historic bounce back in the second quarter of 2020, after a volatile COVID-19 and lockdown-driven first quarter. Equities rallied and credit spreads moved tighter. Spreads on the Index ended the second quarter at 150 bps over government bonds, after gapping as wide as 373 bps on March 23, 2020, during the peak of the crisis.i Spreads were only 57 bps wider in the year-to-date through June 30, 2020.i During the second quarter of 2020, financials outperformed non-financials, and a continued theme of beta compression helped BBB-rated bonds outperform A-rated credits. Additionally, given the Federal Reserve's (Fed) support to stabilize the credit markets amid coronavirus-related impacts, the short end of the yield curve outperformed the long end.

The market continued to recover during the third quarter of 2020, though it ran out of steam in September amid a pickup in virus cases and uncertainty surrounding the prospect of another stimulus package ahead of the U.S. election. The Index tightened 14 bps in the third quarter of 2020 to end at 136 bps over government bonds.i The Index produced total returns of 1.54% during the third quarter of 2020, bringing year-to-date returns to 6.64%. Lower quality outperformed as BBB-rated bonds tightened 21 bps.i Third quarter 2020 investment grade bond issuance was $371 billion, up 17% year-over-year.ii This increase was primarily driven by the strong issuance activity observed in August and September 2020, which offset the slowdown in July. Third quarter 2020 supply was down sharply from $692 billion in the second quarter of 2020 and $480 billion in the first quarter of 2020.ii Nevertheless, year-to-date through September 2020, investment grade bond issuance reached $1.54 trillion, which was $290 billion above the prior full-year record high of $1.25 trillion.ii We would note that the first wave of supply specifically addressed liquidity needs, while the second wave of supply was driven by issuers taking advantage of improving market conditions and historically low rates.

i  Source: Bloomberg Barclays. Data as of December 31, 2020

ii  Source: J.P. Morgan. Data as of December 31, 2020.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2020 (unaudited) continued

Positive sentiment from vaccine announcements, strong equity markets and higher commodity prices all converged to help drive risk premium lower, and credit markets ended the year strongly. The Index closed the year at 96 bps over government bonds.i Notably, this is nearly identical to the Index's opening spread on January 1, 2020! What a ride it has been! Throughout the fourth quarter of 2020, we continued to see beta compression within the investment grade market, and we saw more cyclical or COVID-exposed sectors such as airlines, gaming and energy outperform lower-beta credit. For the full-year 2020, excess returns for investment grade corporate bonds (as measured by the Index) turned marginally positive, 0.49%, while total returns neared 10% (9.89%) thanks to lower risk-free rates.i

In 2020, U.S. investment grade bond supply came in at nearly $1.9 trillion, far and away the highest annual volume on record.ii Thankfully, we expect a more normal supply year in 2021.

We see 2021 starting with a positive backdrop for credit supported by several factors. First, the rollout of COVID-19 vaccines has boosted expectations of an economic rebound in 2021. Second, markets should benefit from continued positive support from monetary and fiscal policy as interest rates stay accommodative. Third, we believe most companies should maintain conservative strategies until the real economy normalizes, though we remain vigilant about changes in this area. Finally, we believe the demand for credit will remain strong as risk-free assets have negative real (inflation-adjusted) yields and in many cases negative absolute yields.

As we look further out into the new year, we defer to our annual credit outlook, which is titled "Buy the vaccine reflation, sell expectations of a policy reversal." In it, we highlight how markets are efficient at looking through short-term challenges, such as the current economic slowdown, and toward a post-COVID-19 world. As 2020 ended, the real economy weakened as we navigated a second lockdown in many developed markets. However, markets are ignoring current conditions and rallying based on expectations for a better 2021. Vaccine hopes along with easy monetary policy and additional fiscal stimulus are all ingredients for the expected "turbocharged" reflation over the coming months, supporting tighter credit spreads in the first quarter of 2021. Later in 2021, we expect markets to focus on what economic conditions will look like following the rebound and whether the value offered is reasonable. Questions about the sustainability of easy monetary policy, political risk, corporate strategy, environmental and other regulatory changes, and unknown-unknowns have the potential to "overshoot" to the upside in the first half of 2021 and disappoint in the second half of the year.

i  Source: Bloomberg Barclays. Data as of December 31, 2020

ii  Source: J.P. Morgan. Data as of December 31, 2020.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2020 (unaudited) continued

We expect the global economy is primed for a strong 2021, with central banks happy to run easy policy even when inflation starts to rise, politicians committed to growth policies (austerity was not deemed a success in most cases) and companies focused on investment to take advantage of the fiscal drive and low cost of debt. In contrast, markets are expected to price out the "overshoot," believing markets need to price a "fair" risk premium for the multiple uncertainties they face. We do not expect a significant backup in spreads, merely a correction, with spreads closing 2021 not dissimilar to the level they started the year.

For the 12-month period ended December 31, 2020, Variable Investment Series — Income Plus Portfolio (the "Fund") Class X shares produced a total return of 10.63%, outperforming the Index, which returned 9.89%. For the same period, the Fund's Class Y shares returned 10.27%. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2020 (unaudited)

	1 Year	5 Years	10 Years	Since Inception*
Class X	10.63%	7.06%	6.03%	6.96%
Class Y	10.27%	6.77%	5.76%	6.20%

(1)  Ending value on December 31, 2020 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2020 (unaudited) continued

The Fund's overall investment grade corporate bond positioning had a positive impact on performance over the period. The portfolio's largest overweight remains financials, which contributed positively to returns over the period. Security selection in the technology sector and the Fund's underweight positioning to consumer non-cyclicals also contributed positively to returns. This was partially offset by overall positioning in the communications sector and exposure to airlines, which detracted.

Small allocations to off-Index sectors also contributed significantly over the period. The Fund's allocation to high yield bonds contributed positively to returns as several fallen angels rallied over the period. Fallen angels are bonds that were initially issued with investment grade credit ratings but have been downgraded to high yield (below investment grade) ratings. Exposure to convertible bonds was also particularly beneficial as convertible bond performance has been a leader among fixed income categories in 2020, largely due to the rise in equity volatility. As volatility rises, embedded equity options become more valuable.

In terms of positioning, we have not actively changed the portfolio's key risk positions. We continue to favor financials (banks and insurance), communications and consumer cyclicals. The portfolio's largest overweight remains financials. While we had reduced BBB-rated industrial exposure back in 2019 on valuation grounds, in the first half of 2020 we selectively increased our exposure to this space at compelling valuations.

While high-level exposures may not look very different, we were quite active at a more idiosyncratic security level, and we continue to be active in the new issue market as supply has been elevated. As we ended the year, we have gradually reduced risk in the portfolio, but maintain a modestly long risk position.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2020 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Expense Example ■ December 31, 2020 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and services (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/20 – 12/31/20.

Actual Expenses

The first line of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Expense Example ■ December 31, 2020 (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/20	12/31/20	07/01/20 – 12/31/20
Class X
Actual (5.74% return)	$1,000.00	$1,057.40	$4.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.31	$4.88
Class Y
Actual (5.65% return)	$1,000.00	$1,056.50	$6.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.14

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.96% and 1.21% for Class X and Class Y shares, respectively, multiplied by the average account value over the period and multiplied by 184/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (96.8%)
	Basic Materials (4.2%)
$150	Air Products and Chemicals, Inc.	2.80%	05/15/50	$165,202
200	Braskem Netherlands Finance BV (Brazil) (a)	4.50	01/31/30	205,750
150	DuPont de Nemours, Inc.	5.319	11/15/38	203,411
350	Georgia-Pacific LLC (a)	2.30	04/30/30	374,670
225	Glencore Funding LLC (Australia) (a)	2.50	09/01/30	229,753
225	Glencore Funding LLC (Australia) (a)	4.125	03/12/24	247,844
200	Inversiones CMPC SA (Chile)	3.85	01/13/30	224,350
500	Newcastle Coal Infrastructure Group Pty Ltd. (Australia) (a)	4.40	09/29/27	513,220
225	Newmont Corp.	2.25	10/01/30	237,202
200	NOVA Chemicals Corp. (Canada) (a)	4.875	06/01/24	208,625
200	POSCO (Korea, Republic of) (a)	4.00	08/01/23	215,875
225	Sherwin-Williams Co. (The)	2.30	05/15/30	235,351
100	Sherwin-Williams Co. (The)	2.95	08/15/29	110,239
50	Sherwin-Williams Co. (The)	3.30	05/15/50	55,490
				3,226,982
	Communications (9.3%)
150	Amazon.com, Inc.	2.50	06/03/50	155,958
75	Amazon.com, Inc.	4.25	08/22/57	107,098
350	AT&T, Inc.	2.25	02/01/32	355,727
513	AT&T, Inc. (a)	3.55	09/15/55	512,274
103	AT&T, Inc. (a)	3.65	09/15/59	104,218
200	Baidu, Inc. (China)	1.72	04/09/26	203,177
75	Booking Holdings, Inc.	0.90	09/15/21	87,115
50	Charter Communications Operating LLC/Charter Communications Operating Capital	5.125	07/01/49	61,124
200	Charter Communications Operating LLC/Charter Communications Operating Capital	2.80	04/01/31	211,813
125	Charter Communications Operating LLC/Charter Communications Operating Capital	3.85	04/01/61	126,275
150	Charter Communications Operating LLC/Charter Communications Operating Capital	5.75	04/01/48	196,717
350	Comcast Corp.	1.95	01/15/31	359,749
425	Comcast Corp.	2.45	08/15/52	413,336
100	Comcast Corp.	3.75	04/01/40	121,141
125	Diamond Sports Group LLC/Diamond Sports Finance Co. (a)	6.625	08/15/27	75,781
100	Fox Corp.	5.576	01/25/49	146,414
150	Juniper Networks, Inc.	1.20	12/10/25	151,892

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$375	Level 3 Financing, Inc. (a)	3.40%	03/01/27	$409,101
200	Meituan (China) (a)	2.125	10/28/25	203,396
200	Prosus NV (China) (a)	3.68	01/21/30	218,124
200	Sprint Spectrum Co. LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	5.152	09/20/29	232,000
113	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36	03/20/23	113,734
200	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	4.738	09/20/29	217,243
175	T-Mobile USA, Inc. (a)	2.25	11/15/31	179,938
150	T-Mobile USA, Inc. (a)	3.60	11/15/60	159,497
375	Tencent Holdings Ltd. (China) (a)	3.595	01/19/28	414,537
160	Twitter, Inc.	1.00	09/15/21	163,283
100	Verizon Communications, Inc.	2.65	11/20/40	101,129
305	Verizon Communications, Inc. (a)	2.987	10/30/56	307,692
228	Verizon Communications, Inc.	4.672	03/15/55	306,974
100	Vodafone Group PLC (United Kingdom)	4.375	02/19/43	124,382
429	Walt Disney Co. (The)	2.75	09/01/49	454,771
70	Walt Disney Co. (The)	3.60	01/13/51	84,898
				7,080,508
	Consumer, Cyclical (6.0%)
175	Alaska Airlines 2020-1 Class A Pass Through Trust (a)	4.80	02/15/29	193,309
75	Cummins, Inc.	2.60	09/01/50	76,775
200	Daimler Finance North America LLC (Germany) (a)	2.70	06/14/24	214,237
200	Delta Air Lines, Inc., Series AA	3.204	10/25/25	205,926
150	Dollar General Corp.	4.125	04/03/50	190,529
250	Ford Motor Credit Co., LLC	4.389	01/08/26	262,773
300	General Motors Co.	6.60	04/01/36	406,584
50	General Motors Financial Co., Inc.	3.85	01/05/28	55,656
100	General Motors Financial Co., Inc.	4.35	01/17/27	113,986
150	Home Depot, Inc. (The)	2.50	04/15/27	164,842
146	Home Depot, Inc. (The)	2.70	04/15/30	163,084
125	Home Depot, Inc. (The)	3.35	04/15/50	149,048
75	Hyundai Capital America (a)	2.375	02/10/23	77,376
300	Hyundai Capital America (a)	3.00	02/10/27	326,563
289	JetBlue Pass Through Trust, Series AA	2.75	11/15/33	290,228
375	Las Vegas Sands Corp.	3.20	08/08/24	397,455
200	Lowe's Cos., Inc.	3.00	10/15/50	214,771
175	NIKE, Inc.	3.375	03/27/50	217,135
275	Nissan Motor Co. Ltd. (Japan) (a)	3.043	09/15/23	287,725

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$200	Resorts World Las Vegas LLC/RWLV Capital, Inc. (a)	4.625%	04/16/29	$205,882
	150	Ross Stores, Inc.	0.875	04/15/26	150,132
	222	Walmart, Inc.	2.95	09/24/49	256,471
					4,620,487
		Consumer, Non-Cyclical (14.2%)
	525	Abbott Laboratories	1.15	01/30/28	533,063
	275	AbbVie, Inc.	3.20	11/21/29	308,661
	400	AbbVie, Inc.	4.25	11/21/49	503,318
	125	Altria Group, Inc.	3.875	09/16/46	132,251
	75	Amgen, Inc. (a)	2.77	09/01/53	75,592
	225	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium)	3.65	02/01/26	254,504
	75	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.35	06/01/40	92,271
	325	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.50	06/01/50	410,957
	225	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.60	04/15/48	285,191
	25	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.75	01/23/29	30,893
	175	Anthem, Inc.	2.25	05/15/30	186,120
	225	AstraZeneca PLC (United Kingdom)	1.375	08/06/30	223,111
	325	Automatic Data Processing, Inc.	1.25	09/01/30	324,700
	375	BAT Capital Corp. (United Kingdom)	3.557	08/15/27	417,794
	175	BAT Capital Corp. (United Kingdom)	3.734	09/25/40	183,162
	250	Boston Scientific Corp.	2.65	06/01/30	268,104
	125	Campbell Soup Co.	3.125	04/24/50	132,532
	150	Cigna Corp.	2.40	03/15/30	160,062
	250	Clorox Co. (The)	1.80	05/15/30	258,541
	350	Coca-Cola Femsa SAB de CV (Mexico)	2.75	01/22/30	377,095
	200	Conagra Brands, Inc.	1.375	11/01/27	201,974
	225	Conagra Brands, Inc.	4.60	11/01/25	265,261
	125	CVS Health Corp.	1.75	08/21/30	125,836
	350	CVS Health Corp.	3.75	04/01/30	407,795
	75	CVS Health Corp.	5.05	03/25/48	101,813
	225	DP World PLC (United Arab Emirates) (a)	5.625	09/25/48	287,595
	275	General Mills, Inc.	2.875	04/15/30	305,407
	75	Gilead Sciences, Inc.	2.80	10/01/50	74,731
	200	Global Payments, Inc.	2.90	05/15/30	217,950
EUR	100	Grifols SA (Spain) (a)	2.25	11/15/27	124,242
	$250	GSK Finance No 3 PLC (United Kingdom) (a)(b)	0.00	06/22/23	259,121
	150	HCA, Inc.	5.50	06/15/47	200,667
	500	Imperial Brands Finance PLC (United Kingdom) (a)	3.125	07/26/24	536,095
	225	Kimberly-Clark de Mexico SAB de CV (Mexico) (a)	2.431	07/01/31	232,851
	200	Mars, Inc. (a)	3.20	04/01/30	230,150

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$274	PayPal Holdings, Inc.	2.30%	06/01/30	$293,892
	82	PayPal Holdings, Inc.	2.85	10/01/29	91,259
EUR	100	Q-Park Holding I BV (Netherlands) (a)	1.50	03/01/25	118,309
	$300	Royalty Pharma PLC (a)	2.20	09/02/30	308,599
	525	Smithfield Foods, Inc. (a)	5.20	04/01/29	625,626
	200	Sysco Corp.	5.95	04/01/30	263,193
	325	Transurban Finance Co. Pty Ltd. (Australia) (a)	2.45	03/16/31	341,690
	100	Upjohn, Inc. (a)	4.00	06/22/50	114,774
					10,886,752
		Energy (9.1%)
	325	Aker BP ASA (Norway) (a)	4.75	06/15/24	336,315
	200	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	220,864
	175	BP Capital Markets PLC (United Kingdom)	4.375	06/22/25(c)	187,696
	175	BP Capital Markets PLC (United Kingdom)	4.875	03/22/30(c)	195,685
	375	Canadian Natural Resources Ltd. (Canada)	2.95	01/15/23	392,317
	175	Chevron USA, Inc.	2.343	08/12/50	173,691
	250	Cimarex Energy Co.	3.90	05/15/27	275,761
	100	Concho Resources, Inc.	4.875	10/01/47	135,670
	225	Diamondback Energy, Inc.	3.25	12/01/26	240,545
	100	Enbridge, Inc. (Canada)	3.125	11/15/29	110,163
	24	Enbridge, Inc. (Canada)	4.50	06/10/44	28,098
	125	Enterprise Products Operating LLC	3.95	01/31/60	139,087
	250	Enterprise Products Operating LLC	4.20	01/31/50	294,735
	100	Equinor ASA (Norway)	3.70	04/06/50	120,967
	125	Exxon Mobil Corp.	3.452	04/15/51	143,138
	350	Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) (a)	1.75	09/30/27	356,130
	100	Kinder Morgan, Inc.	5.55	06/01/45	128,700
	150	Marathon Petroleum Corp.	4.70	05/01/25	172,001
	250	Midwest Connector Capital Co. LLC (a)	3.625	04/01/22	254,466
	100	MPLX LP	5.20	12/01/47	121,292
	325	ONEOK, Inc.	3.10	03/15/30	346,761
	125	Phillips 66	2.15	12/15/30	127,173
	200	Rockies Express Pipeline LLC (a)	3.60	05/15/25	206,544
	475	Sabine Pass Liquefaction LLC (a)	4.50	05/15/30	563,638
	330	Saudi Arabian Oil Co. (Saudi Arabia) (a)	2.25	11/24/30	336,489
	200	Shell International Finance BV (Netherlands)	3.125	11/07/49	221,346
	175	Sunoco Logistics Partners Operations LP	3.90	07/15/26	191,897
	100	Sunoco Logistics Partners Operations LP	4.00	10/01/27	109,875
	125	Transcontinental Gas Pipe Line Co. LLC	3.25	05/15/30	140,353
	200	Transportadora de Gas Internacional SA ESP (Colombia) (a)	5.55	11/01/28	236,502

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	Western Midstream Operating LP	4.10%	02/01/25	$154,824
100	Williams Cos., Inc. (The)	4.85	03/01/48	123,114
125	Williams Cos., Inc. (The)	5.10	09/15/45	154,842
				6,940,679
	Finance (35.3%)
175	Aflac, Inc.	3.60	04/01/30	206,221
400	Air Lease Corp.	3.75	06/01/26	440,307
125	Alexandria Real Estate Equities, Inc.	1.875	02/01/33	125,136
525	Allstate Corp. (The)	1.45	12/15/30	524,977
125	American International Group, Inc.	3.875	01/15/35	150,310
175	American International Group, Inc.	3.90	04/01/26	199,642
225	Aon Corp.	2.80	05/15/30	245,866
125	Arch Capital Group Ltd.	3.635	06/30/50	146,018
200	Australia & New Zealand Banking Group Ltd. (Australia) (a)	2.57	11/25/35	204,301
325	Avolon Holdings Funding Ltd. (Ireland) (a)	2.875	02/15/25	332,020
175	Banco de Credito del Peru (Peru) (a)	2.70	01/11/25	182,921
250	Banco Santander Chile (Chile) (a)	2.70	01/10/25	265,003
425	Bank of America Corp.	2.592	04/29/31	455,876
483	Bank of America Corp.	2.676	06/19/41	504,770
400	Bank of America Corp.	3.248	10/21/27	447,876
271	Bank of America Corp.	4.244	04/24/38	334,259
125	Bank of America Corp.	6.11	01/29/37	182,480
375	Barclays PLC (United Kingdom)	2.852	05/07/26	403,141
500	Belrose Funding Trust (a)	2.33	08/15/30	515,662
250	BPCE SA (France) (a)	4.00	09/12/23	272,126
400	BPCE SA (France) (a)	5.15	07/21/24	455,944
100	Brookfield Finance LLC (Canada)	3.45	04/15/50	106,450
25	Brookfield Finance, Inc. (Canada)	4.85	03/29/29	30,668
250	Brown & Brown, Inc.	2.375	03/15/31	262,234
175	Brown & Brown, Inc.	4.20	09/15/24	194,979
425	Chubb INA Holdings, Inc.	1.375	09/15/30	424,802
773	Citigroup, Inc.	2.666	01/29/31	830,279
425	Citigroup, Inc.	4.45	09/29/27	502,707
200	Commerzbank AG (Germany) (a)	8.125	09/19/23	233,744
250	Credit Agricole SA (France) (a)	4.125	01/10/27	288,282
550	Credit Suisse Group AG (Switzerland) (a)	2.593	09/11/25	579,056
100	Crown Castle International Corp.	4.15	07/01/50	121,988
275	CubeSmart	2.00	02/15/31	276,234
200	Danske Bank A/S (Denmark) (a)	5.00	01/12/23	208,225
175	Digital Realty Trust LP	3.60	07/01/29	200,781

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	Digital Realty Trust LP	4.45%	07/15/28	$180,580
375	Duke Realty LP	1.75	07/01/30	379,982
225	Equinix, Inc.	1.55	03/15/28	229,021
50	Equitable Financial Life Global Funding (a)	1.40	08/27/27	50,356
350	Equitable Financial Life Global Funding (a)	1.75	11/15/30	351,889
325	Five Corners Funding Trust II (a)	2.85	05/15/30	359,809
250	GE Capital International Funding Co., Unlimited Co.	4.418	11/15/35	298,723
225	General Electric Co., MTN	5.875	01/14/38	305,488
550	Global Atlantic Fin Co. (a)	4.40	10/15/29	607,093
200	GLP Capital LP/GLP Financing II, Inc.	4.00	01/15/30	217,627
325	Goldman Sachs Group, Inc. (The)	3.691	06/05/28	374,624
300	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	459,574
200	Grupo Aval Ltd. (Colombia) (a)	4.375	02/04/30	213,300
375	High Street Funding Trust I (a)	4.111	02/15/28	433,372
550	HSBC Holdings PLC (United Kingdom)	1.589	05/24/27	559,593
250	HSBC Holdings PLC (United Kingdom)	4.375	11/23/26	288,684
250	ING Groep N.V. (Netherlands) (a)	4.625	01/06/26	294,435
375	Intercontinental Exchange, Inc.	1.85	09/15/32	378,555
325	Itau Unibanco Holding SA (Brazil) (a)	2.90	01/24/23	333,128
250	JPMorgan Chase & Co.	1.764	11/19/31	252,600
850	JPMorgan Chase & Co.	2.739	10/15/30	924,958
225	JPMorgan Chase & Co.	2.956	05/13/31	247,038
175	JPMorgan Chase & Co.	3.964	11/15/48	220,634
200	Kemper Corp.	2.40	09/30/30	204,043
100	Kilroy Realty LP	2.50	11/15/32	101,640
75	Kilroy Realty LP	3.05	02/15/30	79,859
175	Kimco Realty Corp.	3.70	10/01/49	188,916
400	LeasePlan Corp. (Netherlands) (a)	2.875	10/24/24	423,121
275	Lloyds Banking Group PLC (United Kingdom)	3.574	11/07/28	310,732
250	Macquarie Bank Ltd. (Australia) (a)	3.624	06/03/30	274,241
400	Marsh & McLennan Cos., Inc.	2.25	11/15/30	424,218
200	MDC GMTN BV (United Arab Emirates) (a)	4.50	11/07/28	240,630
200	MetLife, Inc.	5.875	02/06/41	305,472
150	Metropolitan Life Global Funding I (a)	2.95	04/09/30	169,106
325	National Australia Bank Ltd. (Australia) (a)	2.332	08/21/30	331,115
425	Nationwide Building Society (United Kingdom) (a)	4.363	08/01/24	462,168
575	Natwest Group PLC (United Kingdom)	3.875	09/12/23	624,218
200	Oversea-Chinese Banking Corp. Ltd. (Singapore) (a)	1.832	09/10/30	203,388
250	Pine Street Trust I (a)	4.572	02/15/29	296,781
50	Progressive Corp. (The)	3.20	03/26/30	57,696
25	Progressive Corp. (The)	4.00	03/01/29	29,936

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$450	Prologis LP	1.25%	10/15/30	$446,217
	110	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. (a)	3.875	03/01/31	114,400
	231	Realty Income Corp.	0.75	03/15/26	230,597
	350	Santander UK Group Holdings PLC (United Kingdom)	3.571	01/10/23	360,698
	225	Shinhan Bank Co., Ltd. (Korea, Republic of) (a)	4.00	04/23/29	256,094
	200	Shinhan Financial Group Co. Ltd. (Korea, Republic of) (a)	1.35	01/10/26	203,062
	350	Societe Generale SA (France) (a)	2.625	01/22/25	370,896
	325	SVB Financial Group	3.125	06/05/30	366,667
	125	TD Ameritrade Holding Corp.	3.30	04/01/27	140,254
	125	Visa, Inc.	2.70	04/15/40	136,759
	100	Wells Fargo & Co.	2.572	02/11/31	106,236
	150	Wells Fargo & Co.	2.879	10/30/30	163,777
	400	Wells Fargo & Co.	3.068	04/30/41	435,762
	100	Westpac Banking Corp. (Australia)	2.668	11/15/35	103,141
					26,978,188
		Industrials (5.5%)
	325	Aviation Capital Group LLC (a)	4.375	01/30/24	343,284
	150	Berry Global, Inc. (a)	1.57	01/15/26	151,545
	151	Berry Global, Inc. (a)	4.875	07/15/26	162,361
	50	Boeing Co. (The)	3.25	02/01/35	51,332
	100	Boeing Co. (The)	3.95	08/01/59	107,243
	250	Boeing Co. (The)	5.15	05/01/30	303,014
	175	Burlington Northern Santa Fe LLC	4.55	09/01/44	237,122
	200	Canadian National Railway Co. (Canada)	2.45	05/01/50	207,638
	165	Embraer Netherlands Finance BV (Brazil)	5.40	02/01/27	175,520
	350	Fortune Brands Home & Security, Inc.	4.00	09/21/23	381,539
	510	Heathrow Funding Ltd. (United Kingdom) (a)	4.875	07/15/23	520,673
	250	John Deere Capital Corp.	2.45	01/09/30	274,527
	150	Johnson Controls International plc/Tyco Fire & Security Finance SCA	1.75	09/15/30	153,243
	125	Raytheon Technologies Corp.	4.50	06/01/42	163,243
	250	Roper Technologies, Inc.	1.00	09/15/25	253,188
EUR	100	Silgan Holdings, Inc.	2.25	06/01/28	124,299
	100	Standard Industries, Inc. (a)	2.25	11/21/26	123,809
	$225	Union Pacific Corp.	3.25	02/05/50	256,995
	175	Waste Management, Inc.	1.15	03/15/28	175,618
					4,166,193
		Technology (5.6%)
	175	Activision Blizzard, Inc.	2.50	09/15/50	171,400
	61	Akamai Technologies, Inc.	0.375	09/01/27	68,276

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$475	Apple, Inc.	2.95%	09/11/49	$533,876
275	Broadcom, Inc.	4.15	11/15/30	319,027
300	Dell International LLC/EMC Corp. (a)	4.90	10/01/26	354,515
100	Fiserv, Inc.	2.65	06/01/30	108,324
175	Intel Corp.	3.25	11/15/49	196,244
100	International Business Machines Corp.	2.95	05/15/50	107,002
225	International Business Machines Corp.	4.15	05/15/39	285,258
125	J2 Global, Inc. (a)	1.75	11/01/26	130,167
400	Microsoft Corp.	2.525	06/01/50	422,692
175	NVIDIA Corp.	3.50	04/01/50	213,106
275	NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands) (a)	3.40	05/01/30	312,471
150	Oracle Corp.	3.85	04/01/60	184,862
150	Oracle Corp.	4.00	11/15/47	185,555
144	Pure Storage, Inc.	0.125	04/15/23	159,065
225	TSMC Global Ltd. (Taiwan) (a)	0.75	09/28/25	224,250
149	Verint Systems, Inc.	1.50	06/01/21	164,132
125	Western Digital Corp.	1.50	02/01/24	124,868
				4,265,090
	Utilities (7.6%)
250	Ameren Illinois Co.	1.55	11/15/30	252,104
225	American Electric Power Co., Inc., Series N	1.00	11/01/25	227,888
350	Berkshire Hathaway Energy Co. (a)	2.85	05/15/51	361,127
125	Boston Gas Co. (a)	4.487	02/15/42	158,991
175	Cleveland Electric Illuminating Co. (The) (a)	4.55	11/15/30	201,998
200	Consorcio Transmantaro SA (Peru) (a)	4.70	04/16/34	236,652
100	Consumers Energy Co.	2.50	05/01/60	100,863
150	Consumers Energy Co.	3.50	08/01/51	184,411
175	DTE Electric Co.	2.95	03/01/50	195,574
100	Duke Energy Corp.	2.45	06/01/30	106,623
250	Duke Energy Indiana LLC, Series YYY	3.25	10/01/49	283,678
300	Entergy Arkansas LLC	3.50	04/01/26	339,284
175	Entergy Louisiana LLC	1.60	12/15/30	177,020
25	Entergy Texas, Inc.	3.55	09/30/49	28,973
150	FirstEnergy Corp., Series C	3.40	03/01/50	144,460
50	Indiana Michigan Power Co.	4.25	08/15/48	64,819
100	Interstate Power & Light Co.	3.50	09/30/49	116,039
150	Interstate Power & Light Co.	2.30	06/01/30	158,947
325	NextEra Energy Capital Holdings, Inc.	2.25	06/01/30	341,159
175	NiSource, Inc.	1.70	02/15/31	174,447
200	NiSource, Inc.	2.95	09/01/29	220,426

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	Northern States Power Co.	2.90%	03/01/50	$169,816
75	NRG Energy, Inc. (a)	3.625	02/15/31	77,301
225	Oglethorpe Power Corp.	5.05	10/01/48	286,636
175	Pacific Gas and Electric Co.	3.30	08/01/40	175,288
175	Public Service Co. of Colorado, Series 34	3.20	03/01/50	203,306
150	Southern California Edison Co.	4.00	04/01/47	176,487
425	Southern Co. (The)	4.40	07/01/46	535,914
100	Virginia Electric and Power Co.	2.45	12/15/50	101,052
				5,801,283
	Total Corporate Bonds (Cost $68,983,043)			73,966,162
	Short-Term Investments (2.7%)
	U.S. Treasury Security (1.2%)
889	U.S. Treasury Bill (d)(e) (Cost $888,674)	0.088	06/03/21	888,731
NUMBER OF SHARES (000)
	Investment Company (1.5%)
1,178	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $1,177,991)			1,177,991
	Total Short-Term Investments (Cost $2,066,665)			2,066,722
	Total Investments (Cost $71,049,708) (f)(g)		99.5%	76,032,884
	Other Assets in Excess of Liabilities		0.5	396,606
	Net Assets		100.0%	$76,429,490

  MTN  Medium Term Note.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2020.

  (d)  Rate shown is the yield to maturity at December 31, 2020.

  (e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreement.

  (f)  Securities are available for collateral in connection with purchase of open foreign currency forward exchange contract, futures contracts and swap agreement.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

  (g)  At December 31, 2020, the aggregate cost for federal income tax purposes is $72,889,458. The aggregate gross unrealized appreciation is $5,225,775 and the aggregate gross unrealized depreciation is $316,722, resulting in net unrealized appreciation of $4,909,053.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACT:

The Fund had the following foreign currency forward exchange contract open at December 31, 2020:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
Bank of America NA	EUR	361,480	$429,314	02/26/21	$(12,820)

FUTURES CONTRACTS:

The Fund had the following futures contracts open at December 31, 2020:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)		VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 2 yr. Note	29	Mar-21		$5,800	$6,408,320	$5,000
U.S. Treasury 30 yr. Bond	35	Mar-21		3,500	6,061,563	(42,411)
U.S. Treasury 5 yr. Note	18	Mar-21		1,800	2,270,953	5,254
Short:
German Euro Bund	1	Mar-21	EUR	(100)	(217,014)	244
U.S. Treasury Ultra Bond	2	Mar-21		$(200)	(427,125)	1,401
U.S. Treasury 10 yr. Note	7	Mar-21		(700)	(966,547)	(2,999)
U.S. Treasury Ultra Long Bond	75	Mar-21		(7,500)	(11,726,953)	41,274
						$7,763

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2020 (continued)

CREDIT DEFAULT SWAP AGREEMENT:

The Fund had the following credit default swap agreement open at December 31, 2020:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION† (UNAUDITED)	BUY/SELL PROTECTION	PAY/RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. LLC* CDX.NA.HY.33	NR	Buy	5.00%	Quarterly	12/20/24	$712	$(66,885)	$(68,029)	$1,144

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

  NR  Not rated.

Currency Abbreviations:

EUR  Euro.

USD  United States Dollar.

LONG TERM CREDIT ANALYSIS+

AAA	1.7%
AA	7.9
A	42.7
BBB	42.5
BB	2.8
B or Below	0.3
Not Rated	2.1
	100.0	%++

  +  The ratings shown is an aggregation of the highest security level rating amongst Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch Ratings ("Fitch"), each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with a value of $28,078,475 and net unrealized appreciation of $7,763. Does not include an open foreign currency forward exchange contract with total unrealized depreciation of $12,820 and does not include an open swap agreement with total unrealized appreciation of $1,144.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments in securities, at value*	$74,854,893
Investment in affiliate, at value**	1,177,991
Total investments in securities, at value	76,032,884
Foreign currency, at value***	1,944
Receivable for:
Interest	586,163
Shares of beneficial interest sold	1,097
Dividends from affiliate	12
Prepaid expenses and other assets	12,288
Total Assets	76,634,388
Liabilities:
Unrealized depreciation on open foreign currency forward exchange contract	12,820
Payable for:
Shares of beneficial interest redeemed	27,141
Advisory fee	26,779
Distribution fee (Class Y Shares)	8,263
Trustees' fees	5,268
Administration fee	5,109
Variation margin on open futures contracts	4,279
Transfer agent fees	913
Variation margin on open swap agreements	800
Deferred capital gain country tax	15,006
Accrued expenses and other payables	98,520
Total Liabilities	204,898
Net Assets	$76,429,490
Composition of Net Assets:
Paid-in-Capital	$64,895,215
Total Distributable Earnings	11,534,275
Net Assets	$76,429,490
* Cost	$69,871,717
** Affiliated Cost	$1,177,991
*** Foreign Currency Cost	$2,891
Class X Shares:
Net Assets	$36,562,205
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,990,003
Net Asset Value Per Share	$12.23
Class Y Shares:
Net Assets	$39,867,285
Shares Outstanding (unlimited shares authorized, $0.01 par value)	3,265,335
Net Asset Value Per Share	$12.21

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statement of Operations
For the year ended December 31, 2020

Net Investment Income:
Income
Interest	$2,410,355
Dividends from affiliates (Note 8)	3,744
Total Income	2,414,099
Expenses
Advisory fee (Note 4)	318,495
Professional fees	179,071
Distribution fee (Class Y shares) (Note 5)	98,180
Administration fee (Note 4)	60,666
Custodian fees (Note 7)	37,427
Shareholder reports and notices	33,072
Trustees' fees and expenses	5,359
Transfer agent fees (Note 6)	4,082
Other	55,615
Total Expenses	791,967
Less: rebate from Morgan Stanley affiliated cash sweep (Note 8)	(1,056)
Net Expenses	790,911
Net Investment Income	1,623,188
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	5,323,464
Futures contracts	321,387
Swap agreements	(680,862)
Foreign currency forward exchange contracts	(45,595)
Foreign currency translation	(269)
Net Realized Gain	4,918,125
Change in Unrealized Appreciation (Depreciation) on:
Investments (net of increase in deferred capital gain country tax of $8,910)	555,287
Futures contracts	62,200
Swap agreements	226,117
Foreign currency forward exchange contracts	(9,383)
Foreign currency translation	(906)
Net Change in Unrealized Appreciation (Depreciation)	833,315
Net Gain	5,751,440
Net Increase	$7,374,628

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended December 31, 2020	For The Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,623,188	$2,392,151
Net realized gain	4,918,125	2,854,924
Net change in unrealized appreciation (depreciation)	833,315	6,404,211
Net Increase	7,374,628	11,651,286
Dividends and Distributions to Shareholders:
Class X shares	(1,962,554)	(1,385,565)
Class Y shares	(1,997,202)	(1,321,853)
Total Dividends and Distributions to Shareholders	(3,959,756)	(2,707,418)
Net decrease from transactions in shares of beneficial interest	(5,665,061)	(7,526,301)
Net Increase (Decrease)	(2,250,189)	1,417,567
Net Assets:
Beginning of period	78,679,679	77,262,112
End of Period	$76,429,490	$78,679,679

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	For The Year Ended December 31, 2020	For The Year Ended December 31, 2019
Class X Shares
Shares
Sold	167,218	111,806
Reinvestment of dividends and distributions	167,740	124,043
Redeemed	(572,150)	(694,030)
Net Decrease - Class X	(237,192)	(458,181)
Amount
Sold	$1,994,751	$1,248,851
Reinvestment of dividends and distributions	1,962,554	1,385,565
Redeemed	(6,767,040)	(7,796,843)
Net Decrease - Class X	$(2,809,735)	$(5,162,427)
Class Y Shares
Shares
Sold	154,168	186,450
Reinvestment of dividends and distributions	170,847	118,340
Redeemed	(577,207)	(517,534)
Net Decrease - Class Y	(252,192)	(212,744)
Amount
Sold	$1,857,998	$2,116,455
Reinvestment of dividends and distributions	1,997,202	1,321,853
Redeemed	(6,710,526)	(5,802,182)
Net Decrease - Class Y	$(2,855,326)	$(2,363,874)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2020

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Trust applies investment company accounting and reporting guidance.

The Trust consists of Income Plus Portfolio (the "Fund"). The Trust was organized on February 25, 1983 as a Massachusetts business trust and the Fund commenced operations on March 1, 1987. The Fund is classified as diversified and seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.

On June 5, 2000, the Trust commenced offering one additional class of shares (Class Y shares). The Fund currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers;

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(3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) OTC swaps may be valued by an outside pricing service approved by the Trust's Board of Trustees (the "Trustees") or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (7) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in

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Notes to Financial Statements ■ December 31, 2020 continued

determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

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Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Fixed Income Securities
Corporate Bonds	$—	$73,966,162	$—	$73,966,162
Short-Term Investments
U.S. Treasury Security	—	888,731	—	888,731
Investment Company	1,177,991	—	—	1,177,991
Total Short-Term Investments	1,177,991	888,731	—	2,066,722
Futures Contracts	53,173	—	—	53,173
Credit Default Swap Agreement	—	1,144	—	1,144
Total Assets	$1,231,164	$74,856,037	$—	$76,087,201
Liabilities:
Foreign Currency Forward Exchange Contract	—	(12,820)	—	(12,820)
Futures Contracts	(45,410)	—	—	(45,410)
Total Liabilities	(45,410)	(12,820)	—	(58,230)
Total	$1,185,754	$74,843,217	$—	$76,028,971

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

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Notes to Financial Statements ■ December 31, 2020 continued

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty

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in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

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Notes to Financial Statements ■ December 31, 2020 continued

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of

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cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Asset and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$53,173	(a)	Variation margin on open futures contracts	$(45,410	)(a)
Credit Risk	Variation margin on open swap agreement	1,144	(a)	Variation margin on open swap agreement	—
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contract	—		Unrealized depreciation on open foreign currency forward exchange contract	(12,820)
		$54,317			$(58,230)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure of the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$321,387	$—	$(724,101)
Currency Risk	—	(45,595)	—
Credit Risk	—	—	43,239
Total	$321,387	$(45,595)	$(680,862)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$62,200	$—	$223,028
Currency Risk	—	(9,383)	—
Credit Risk	—	—	3,089
Total	$62,200	$(9,383)	$226,117

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Notes to Financial Statements ■ December 31, 2020 continued

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES
DERIVATIVES(b)	ASSETS(c)	LIABILITIES(c)
Foreign Currency Forward Exchange Contract	$—	$(12,820)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with their respective contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

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The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$12,820	$—	$—	$12,820

For the year ended December 31, 2020, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$929,746

Futures Contracts:

Average monthly notional value	$33,525,995

Swap Agreements:

Average monthly notional amount	$1,852,833

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95%. The fee waivers

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and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus (es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements and may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future. This arrangement had no effect during the most recent reporting period.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Trust are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Trust has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Fund bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

6. Dividend Disbursing and Transfer Agent

The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Fund of the Trust.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Security Transactions and Transactions with Affiliates

The Fund's cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2020, aggregated $107,228,100 and $112,861,649, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees

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Notes to Financial Statements ■ December 31, 2020 continued

paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by $1,056 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE DECEMBER 31, 2019	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2020
Liquidity Funds	$3,381,018	$23,867,081	$26,070,108	$3,744	$—	$—	$1,177,991

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

At December 31, 2020, the accrued pension liability reflected as "Trustees' fees" in the Statement of Assets and Liabilities for the Fund is $5,268.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Trust.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2020 continued

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 DISTRIBUTIONS PAID FROM:		2019 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$3,378,894	$580,862	$2,707,418	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2020 continued

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$3,864,578	$2,789,944

10. Market Risk and Risks Relating to Certain Financial Instruments

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

11. Credit Facility

The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

12. Other

At December 31, 2020, the Trust had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Trust. The aggregate percentage of such owners was 94.0%.

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Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CLASS X SHARES
2016(2)	$11.14	$0.42	$0.37	$0.79	$(0.46)	$(0.28)	$(0.74)
2017	11.19	0.34	0.39	0.73	(0.41)	—	(0.41)
2018	11.51	0.36	(0.82)	(0.46)	(0.38)	(0.24)	(0.62)
2019	10.43	0.35	1.30	1.65	(0.41)	—	(0.41)
2020	11.67	0.27	0.94	1.21	(0.40)	(0.25)	(0.65)
CLASS Y SHARES
2016(2)	11.12	0.39	0.35	0.74	(0.42)	(0.28)	(0.70)
2017	11.16	0.32	0.39	0.71	(0.38)	—	(0.38)
2018	11.49	0.33	(0.82)	(0.49)	(0.35)	(0.24)	(0.59)
2019	10.41	0.33	1.30	1.63	(0.38)	—	(0.38)
2020	11.66	0.24	0.93	1.17	(0.37)	(0.25)	(0.62)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(3)  Amount is less than 0.005%.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.68%	3.62%
Class Y	0.93	3.37

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(4)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CLASS X SHARES
2016(2)	$11.19	7.08%	$53,539	0.63	%(5)(6)	3.67	%(5)(6)	0.00	%(3)	39%
2017	11.51	6.65	48,050	0.77	(5)	3.02	(5)	0.00	(3)	50
2018	10.43	(4.01)	38,430	0.78	(5)	3.27	(5)	0.00	(3)	47
2019	11.67	15.96	37,676	0.81	(5)	3.15	(5)	0.00	(3)	72
2020	12.23	10.63	36,562	0.91	(5)	2.27	(5)	0.00	(3)	144
CLASS Y SHARES
2016(2)	11.16	6.68	52,595	0.88	(5)(6)	3.42	(5)(6)	0.00	(3)	39
2017	11.49	6.46	48,287	1.02	(5)	2.77	(5)	0.00	(3)	50
2018	10.41	(4.31)	38,832	1.03	(5)	3.02	(5)	0.00	(3)	47
2019	11.66	15.78	41,004	1.06	(5)	2.90	(5)	0.00	(3)	72
2020	12.21	10.27	39,867	1.16	(5)	2.02	(5)	0.00	(3)	144

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Variable Investment Series (the "Trust") (comprising, Income Plus Portfolio (the "Fund")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Morgan Stanley Variable Investment Series at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
February 19, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992- July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019)

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013- 2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006) Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015- 2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***   This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2020 (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid $580,862 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees
Frank L. Bowman	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Patricia Maleski
Jakki L. Haussler	W. Allen Reed
Dr. Manuel H. Johnson	Chair of the Board

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent	Custodian
DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator
Perkins Coie LLP 1155 Avenue of the Americas, 22nd Floor New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

VARINANN
3386846 EXP 02.28.22

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020

	Registrant		Covered Entities(1)
Audit Fees	$59,473		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$231,320

Total	$59,473		$231,320

2019

	Registrant		Covered Entities(1)
Audit Fees	$59,473		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,920	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$4,920		$565,939

Total	$64,393		$565,939

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2021

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 16, 2021